1 JP Morgan Harbour Auto Conference August 7, 2007 Dearborn, MI

2 Forward-Looking Statements Certain statements contained in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements give our current expectations or forecasts of future events and our future performance and do not relate directly to historical or current events or our historical or current performance. Most of these statements contain words that identify them as forward-looking, such as “anticipate”, “estimate”, “expect”, “project”, “intend”, “plan”, “believe”, “seek”, “will”, “may”, “opportunity”, “target” or other words that relate to future events, as opposed to past or current events. Forward-looking statements are based on the then-current expectations, forecasts and assumptions of our management and involve risks and uncertainties, some of which are outside of our control, that could cause actual outcomes and results to differ materially from current expectations. For some of the factors that could cause such differences, please see the sections of our annual report on Form 10K for the year ended December 31, 2006 and our quarterly report or Form 10Q for the three months ended March 31, 2007, entitled “Risk factors” and “Cautionary note regarding forward-looking statements.” We cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any projections will be realized. We expect that there will be differences between projected and actual results. These forward-looking statements speak only as of the date of this presentation, and we do not undertake any obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. We caution prospective purchasers not to place undue reliance on the forward-looking statements. All forward-looking statements attributable to us are expressly qualified in their entirety by the cautionary statements contained herein and in our annual and quarterly reports described above.

3 Non-GAAP Measures and Terms The following non-GAAP measures and terms will be used in the presentation: LTM EBITDA Corporate EBITDA Adjusted Pre-Tax Income Adjusted Net Income Adjusted Diluted Earnings Per Share Net Corporate Debt Net Fleet Debt Corporate Restricted Cash Restricted Cash Associated with Fleet Debt Levered After-Tax Cash Flow Before Fleet Growth Levered After-Tax Cash Flow After Fleet Growth Pro Forma (PF) Definitions, reconciliations and importance of the non-GAAP measures are provided in the slides or in the appendices of the presentation

4 Key Investment Considerations Premier global brand Leading franchises in large, growing industries Superior business model and strategy with successful track record Multiple drivers of earnings growth - Robust diversified revenue growth - Significant productivity opportunities - Strong cash flow to drive delevering Experienced management team aligned with shareholders - Bonus metrics based on revenue growth, profitability and return on total capital

5 Leading Franchises Rent-A-Car (RAC) LTM 6/30/07 Revenue $6.6 billion +6.3%* Corp. EBITDA $690 million +18.9%* Adj. Pre-tax $532 million +33.3%* #1 airport market share in U.S. and at 69 major airports in Europe #1 worldwide general use car rental brand #1 brand in each of the business and leisure segments in the U.S. airport market Approximately 7,700 locations worldwide as of 6/30/07 with over 126 million transaction days as of LTM 6/30/07 * Indicates growth versus LTM 6/30/06 PF Hertz Equipment Rental (HERC) LTM 6/30/07 Revenue $1.7 billion +9.1%* Corp. EBITDA $803 million +17.7%* Adj. Pre-tax $367 million +18.8%* Second largest operator in U.S. and Canada combined based on total 2006 revenues(1) 15 consecutive quarters of YOY same store sales growth as of 6/30/07 One of the youngest fleets Diversified revenue mix 366 locations worldwide as of 6/30/07 (1) Source: Rental Equipment Register

6 Superior Business Model Diversified Business … Revenue Mix ($ in billions) LTM 6/30/07 Revenue = $8.3bn * Indicates growth versus LTM 6/30/06 PF … with Consistent Growth and Profitability

7 Executing On Our Strategy Drivers Focus on Growth Drive Cost Efficiencies Utilize Cash Flow to Delever Performance Metrics 12 Months Ended Long-Term Target(1) ($ in Millions) 9/30/06PF LTM 6/30/07 Revenue $7,911 $8,328 % Growth +8.2% +6.9% 6-8% Corp. EBITDA $1,285 $1,452 % of Revenue 16.2% 17.4% 19-21% Adjusted Pre-tax Income $409 (2) $555 % of Revenue 5.2% 6.7% 10-12% Net Corp. Debt / Corp. EBITDA 3.8x 3.0x 2.0x (1) “Long-Term” represents 2 - 3 year period. (2) Calculation revised from Fall 2006 Roadshow of $397M to also add back stock-based compensation charges, CEO transaction costs and gain on sale of swap derivative.

8 Key Long-Term Revenue Growth Opportunities Organic Opportunities and New Initiatives Worldwide RAC Off-Airport expansion $600M Leisure market strategy $500M Licensee acquisitions $300M Car sharing / hourly rentals Emerging markets expansion - India / China Worldwide HERC Continued development of customer and product segmentation $300M - Industrial, aerial, general rental, power generation, pumps and trench shoring Geographic network expansion through accelerated greenfield growth - 20 additional locations planned for 2007 Selective acquisition and joint venture opportunities $300M

9 Cost & Efficiency Improvement Opportunities Est. Annualized Long-Term Savings Hertz Improvement Process (Lean/Sigma) - Employee-driven work process re-engineering - 2007 rollout represents 50-60% of revenue base - Focus on utilization, faster fleet preparation and mechanical repair turnaround and reduced fleet deletions pipeline and fleet sales inventory ~$160M Restructuring and Outsourcing Initiatives - Up to $165 million projected savings from delayering and streamlining Headcount reduction of approximately 2,000 announced Additional savings, including $50M in Europe, to be announced - Business process re-engineering and outsourcing initiatives underway ~$210M Global Supply Chain Management - Centralize all procurement (vehicles, equipment, products & services) to provide the best quality at the lowest price $1.7B non-fleet procurement; targeting 3-5% savings - Cost savings in health care benefits, aftermarket car parts, car carrier logistics and tires ~$80M Contribution Management System (CMS) - Global RAC supply and demand forecast system - Advanced optimization science with actionable recommendations to drive utilization & yield ~$80M Produces adjusted pre-tax margin over time of 10-12% ~$530M

10 Worldwide RAC

11 Large Market with Attractive Growth 2006 Total Global Market = $32 + B Source: Auto Rental News and Euromonitor International Current Industry Trends Rational summer pricing increase initiated in Q2 2007 Moderating 2008 fleet costs with adequate supply Stable U.S. used-vehicle market Industry consolidation Long-term Industry Trends Annual Growth Transaction Days +2-4% Rental Revenue Per Day +2% Other Revenue +1% Total Market +5% Source: Company estimates for forward five-year period

12 Long-Term Market Leader U.S. Airport Market Share 2006 Market Size = ~$10.6B Source: Airport authorities (a) Includes National and Alamo *88% of airports reporting U.S. Airport Share Gap Source: Airport authorities Europe Airport Market Share 2006 Market Size = ~$5B Sources: Western Europe market size - Euromonitor International; Market share: Airport authorities & company estimates for countries where Hertz has corporate operations

13 Highly Differentiated, Leading Brand Strategy Affiliated customer strategy - Over 80% of revenues from affiliated business 60+ travel partnerships Strong corporate account relationships Leading loyalty program Increasing popular car collections (Green, Fun, Prestige) Product differentiation and best-in-class service driving premium pricing Brand Differentiation November 2006 Source: November 2006 Car Rental Tracking Study Conducted among over 600 airport renters by an independent third party research company. Percentages reflect average of business and leisure responses. LTM 3/31/07 Corp. EBITDA Margins

14 Flexible Fleet Dynamics Global Fleet Supplier Diversity Lower concentration of top supplier than many major competitors In U.S., Ford moving to <29% in 2008 Note: Represents purchases for LTM 6/30/07 U.S. RAC Model Year Economics 2007 Current Forecast 2008 Preliminary Estimate Model Year Cost Inflation ~ 15% ~ 3-5% Process, Mix & Structural Changes ~ (12%) ~ (1-2%) Net Cost Inflation ~ 3% ~ 2-3% U.S. RAC Risk Fleet 2005 2006 2007E Risk %* 31% 53% >65% Residual values range from 75% to 78% of Hertz’s first cost during the last 3 years * Total Units at Year End

15 U.S. Volume/Pricing Trends in Line with Growth Strategy Transaction Days Continued growth of transaction days - 5.1% in Q2 2007 - 3.2% in Q1 2007 (versus 0.3% and 0.9% increase YOY as reported by Avis Budget Group and DTG, respectively) U.S. Off-Airport transaction days grew 5 times faster than Airport transaction days in Q2 2007 - 12.5% vs. 2.5% U.S. Airport online transaction days grew almost 6 times faster than overall Airport transaction days in Q2 2007 - 14.3% vs. 2.5% Pricing Maintained price leadership position Q2 2007 Hertz RPD 1.6% YOY - Corporate renewals averaged 3% increase - Leisure pricing impacted by tough YOY comps - During Q2 the industry took multiple actions to increase pricing which will impact RPD in Q3 Targeted channel mix changes impact pricing (average RPD) - Off-Airport: Lower RPD for longer rental life insurance replacement rentals - line: Lower RPD for leisure rentals booked online which have lower transaction costs Q2 2007 U.S. RAC adjusted pre-tax margin improved 120 bps YOY as a result of transaction day growth and lower fleet related, labor and transaction costs

16 Success in Growing the Off-Airport Business On target to achieve above market growth in U.S. - Second largest off-airport brand in U.S. by revenue - Locations have grown to 1,465 in Q2 2007, with an additional 80 expected by the end of 2007 - Q2 2007 transaction days up 12.5% YOY with difficult comps Insurance replacement transaction days grew 23.6% in Q2 YOY Hertz is a supplier to 149 of the largest 200+ insurance companies Margins were positive in 2006 and continue to improve in 2007; we expect margins long term to be consistent with RAC airport margins

17 Worldwide HERC

18 Large Market with Attractive Growth Large, fragmented industry with long-term growth characteristics Cyclical growth: 4 to 5 years into what historically has been a 9 to 10 year expansion cycle Increased propensity to rent by end users 2006 U.S. Total Market Size = $35B Source: Manfredi & Associates and company reports U.S. Equipment Rental Industry Revenue Source: Rental Equipment Register, Manfredi & Associates U.S. Secular Growth: Rental Penetration Source: Rental Equipment Register, Manfredi & Associates

19 Diversified End Markets with Profitable Growth Opportunities LTM 6/30/07 Revenue Diversification North American Revenue Sources Worldwide Geographic Balance North American Continuing Growth Initiatives Initiative Market Size(1) Long-Term Annualized $ Opportunities Industrial $3B $80M General Rental $2B $60 M Pump/Power Generation $800M $45M Sub-total $5.8B $185M Greenfield/Geographic Expansion ~ 50 Locations $90 M Total Opportunities $275M (1) Company Estimates

HERC: World Class Operator in Equipment Rental Industry

Hertz

- Broad geographic footprint
- Business model poised for global rollout
- Competitive advantage through industry-leading salesforce automation and strong national account base
- Reduced reliance on non-residential construction activity through end user diversification
- Product segmentation initiative revenue grew at 19.2% in the first half of 2007, mitigating slower construction growth
  - Aerial, pumps, power generation and on site plant services +12% Q2

Note: Data as of 6/30/07 last available 12 months, except Sunbelt (as of 4/30/07) as per company reports.

(1) Corporate EBITDA for HERC and EBITDA for URI and Sunbelt, adjusted EBITDA for RSC; Revenue and EBITDA figures excludes gain on sale of used equipment.

(2) Only 8 months of NationsRent activity is included in Sunbelt reported LTM EBITDA margin.

(3) As of 3/31/07.



'04-'06 Rental Revenue CAGR
19.0%
17.9%
11.8%
10.9%
HERC
RSC
Sunbelt
URI
LTM EBITDA Margin (1)
47.4%
46.9%
36.3%
30.2%
RSC
HERC
Sunbelt(2)
URI
Average Fleet Age
(In Months)
25
28
32
37
RSC(3)
HERC
Sunbelt
URI
LTM Revenue per Store
($ in Millions)
$5.5*
$4.9
$3.4
$3.3
N.A.HERC
URI
Sunbelt
RSC
* Based on 277 stores

20

21 Financial Overview

22 Financial Profile Significant growth opportunities Long-Term Growth Target - Revenue +6 - 8% - Corporate EBITDA +10-12% - Adjusted pre-tax income +18-20% Strong balance sheet and liquidity profile - Flexible capital structure - Ample liquidity to support growth Attractive free cash flow (levered after-tax cash flow before and after fleet growth) Hertz has a history of executing on its plans!

23 Strong Financial Performance Historical Six Months Ended June 30 (1) Represents EBITDA - RAC interest expense - RAC fleet depreciation expense.

24 Cash Flow Significant cash flow available to pay down Corporate Debt Improvements due primarily to incremental Corporate EBITDA and improved working capital 12 Months Ended ($ in millions) 12/31/2006 6/30/2007 Change Corporate EBITDA $1,378.7 $1,452.3 $73.6 Cash Interest, net (430.3) (418.7) 11.6 HERC Maintenance Capex (236.5) (251.5) (15.0) Non-Fleet Capex (175.3) (148.1) 27.2 Cash Taxes (33.6) (29.4) 4.2 Net Working Capital 15.3 246.8 231.5 Other Assets/Liabilities (87.4) (135.7) (48.3) Levered After-Tax Cash Flow Before Fleet Growth 430.9 715.7 284.8 HERC Fleet Growth Capex (392.9) (144.1) 248.8 Net RAC Fleet Equity Requirement 246.2 339.7 93.5 Levered After-Tax Cash Flow After Fleet Growth $284.2 $911.3 $627.1 Percent of Revenue 3.5% 10.9% 7.4PP

25 Wrap-up / Q & A

26 Key Investment Considerations Premier global brand Leading franchises in large, growing industries Superior business model and strategy with successful track record Multiple drivers of earnings growth - Robust diversified revenue growth - Significant productivity opportunities - Strong cash flow to drive delevering Experienced management team aligned with shareholders - Bonus metrics based on revenue growth, profitability and return on total capital

27 Appendices

28 Key Definitions LTM Results for the twelve months ended LTM 6/30/06 based on the 3rd and 4th quarter 2005 results for The Hertz Corporation and 1st and 2nd quarter 2006 results for Hertz Holdings. LTM 9/30/06 based on the 4th quarter 2005 results for The Hertz Corporation and nine months ended September 30, 2006 results for Hertz Holdings. LTM 3/31/07 based on the 2nd, 3rd and 4th quarter of 2006 and 1st quarter of 2007 results for Hertz Holdings. LTM 6/30/07 based on the 3rd and 4th quarter of 2006 and 1st and 2nd quarter of 2007 results for Hertz Holdings. EBITDA* Earnings before interest expense, taxes, depreciation and amortization. Corporate EBITDA* Earnings before net interest expense (other than interest expense relating to certain car rental fleet financing), income taxes, depreciation (other than depreciation related to the car rental fleet), amortization and certain other items specified in the credit agreements governing the Company’s credit facilities. For the purposes of consistency, the company has revised its calculation of Corporate EDITDA for 2005 and 2006 so that the identified extraordinary, unusual or non-recurring gains and losses are consistent with those used in the Company’s calculation of adjusted pre-tax income. Adjusted Pre-tax Income* Income before income taxes and minority interest plus non-cash purchase accounting charges, non-cash debt charges relating to the amortization of debt financing costs and debt discounts, unrealized transaction gains (losses) on Euro-denominated debt (through September 30, 2006) and certain one-time charges and non-operational items. Adjusted Net Income* Adjusted pre-tax income less a provision for income taxes derived utilizing a normalized income tax rate and minority interest. Adjusted Diluted Earnings Per Share* Calculated as adjusted net income divided by the post-IPO pro forma number of shares outstanding. Net Corporate Debt* Total debt excluding fleet debt less cash and equivalents and corporate restricted cash. * “EBITDA,” “Corporate EBITDA”, “Adjusted Pre-Tax Income”, “Adjusted Net Income”, “Adjusted Diluted Earnings Per Share”, “Net Corporate Debt”, “Net Fleet Debt”, “Corporate Restricted Cash”, “Restricted Cash Associated with Fleet Debt”, “Levered After Tax Cash Flow Before Fleet Growth” and “Levered After-Tax Cash Flow After Fleet Growth” are non-GAAP measures within the meaning of Regulation G. In conformity with Regulation G, information required to accompany the disclosure of non-GAAP financial measures, including a reconciliation of the non-GAAP measures discussed in this presentation to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the United States, appears within the slides or at the end of this presentation on the slides relating to the non-GAAP measures.

29 Key Definitions Net Fleet Debt* Fleet debt (U.S. ABS Fleet Debt, the Fleet Financing Facility, the International Fleet Debt Facilities, capital lease financings relating to revenue earning equipment that are outside the International Fleet Debt Facilities, the Belgian Revolving Credit Facility, the Brazilian Credit Facility, the Canadian Fleet Financing Facility and the pre-Acquisition ABS Notes) less restricted cash associated with fleet debt. Corporate Restricted Cash* Total restricted cash includes cash and equivalents that are not readily available for our normal disbursements. Total restricted cash and equivalents are restricted for the acquisition of vehicles and other specified uses under our Fleet Debt programs, our like-kind exchange programs and to satisfy certain of our self insurance regulatory reserve requirements. Corporate restricted cash is calculated as total restricted cash less restricted cash associated with fleet debt. Restricted Cash Associated with Fleet Debt* Total restricted cash includes cash and investments that are not readily available for our normal disbursements. Restricted cash associated with fleet debt is restricted for the acquisition of vehicles and other specified uses under our Fleet Debt programs and our car rental like-kind exchange program. Levered After-Tax Cash Flow Before Fleet Growth* Corporate EBITDA less equipment rental fleet depreciation including gain (loss) on sale, non-fleet capital expenditures, net of non-fleet disposals, plus changes in working capital (accounts receivable, inventories, prepaid expenses, accounts payable and accrued liabilities), and changes in other assets and liabilities (including public liability and property damage, U.S. pension liability, equity and minority interest) less corporate net cash interest and corporate cash taxes. Levered After-Tax Cash Flow After Fleet Growth* Levered After-Tax Cash Flow Before Fleet Growth less equipment rental fleet growth capital expenditures and less gross car rental fleet growth capital expenditures plus car rental fleet financing. Pro Forma (PF) Pro forma metrics give effect to the Company’s new capital structure as if the debt associated with the acquisition of the Company on December 21, 2005 and related purchase accounting adjustments had occurred on January 1, 2005. * “EBITDA,” “Corporate EBITDA”, “Adjusted Pre-Tax Income”, “Adjusted Net Income”, “Adjusted Diluted Earnings Per Share”, “Net Corporate Debt”, “Net Fleet Debt”, “Corporate Restricted Cash”, “Restricted Cash Associated with Fleet Debt”, “Levered After Tax Cash Flow Before Fleet Growth” and “Levered After-Tax Cash Flow After Fleet Growth” are non-GAAP measures within the meaning of Regulation G. In conformity with Regulation G, information required to accompany the disclosure of non-GAAP financial measures, including a reconciliation of the non-GAAP measures discussed in this presentation to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the United States, appears within the slides or at the end of this presentation on the slides relating to the non-GAAP measures.

30 Key Profitability Metrics Adjusted Pre-Tax Income (by Segment) Excludes: - Non-cash effects of purchase accounting - Amortization of deferred financing fees/debt discount - Other one-time or non-operational items (e.g., restructuring charges, vacation accrual adjustment and mark-to-market on Euro-denominated debt) Corporate EBITDA (by Segment) Calculated as: EBITDA – RAC vehicle depreciation – RAC vehicle interest expense + non-cash expenses and charges + extraordinary, unusual or non-recurring gains and losses Adjusted Net Income (by Segment) - Tax-affected adjusted pre-tax income less minority interest

31 Build-Up of Key Profitability Metrics LTM 6/30/07 Corporate EBITDA ($ in Millions) EBITDA $ 3,265.6 (-) RAC fleet depreciation (1,585.8) (-) RAC fleet Interest (391.9) (+) Non-cash expenses & charges 98.8 (+) Extraordinary, unusual and non-recurring gains and losses 64.1 (+) Sponsors’ fees 1.5 Corporate EBITDA $1,452.3 LTM 6/30/07 Adjusted Pre-Tax and Adjusted Net Income ($ in Millions) Income before income taxes and minority interest $ 257.0 Adjustments (reflect non-GAAP measures): Purchase accounting 94.0 Non-cash debt charges 99.3 Interest on Hertz Holdings debt 39.7 Restructuring charges 49.3 Vacation accrual adjustment (19.6) Other* 35.2 Subtotal 297.9 Adjusted Pre-Tax Income $ 554.9 Income taxes and minority interest (212.5) Adjusted Net Income $ 342.4 * Includes Sponsor termination fee, stock-based compensation charges, CEO transition costs, loss on sale of swap derivative and secondary offering costs, partly offset by unrealized gain on derivative and mark-to-market of Euro-denominated debt.

32 Hertz Debt Structure at 6/30/07 “RAC FleetCo” “Corporate” Fleet Depreciation + Fleet Interest Use of Vehicles ($ in millions) Assets: RAC Fleet Value $ 9,219 Fleet Receivables 419 Cash(1) 148 Total $ 9,786 Fleet Debt: U.S. ABS & Fleet Financing $ 5,376 International Fleet Debt 1,901 Capital Leases 36 Other International Facilities 305 Total $ 7,618 Fleet Equity $ 2,168 Loan-to-Value 78% Assets: All other assets of Hertz, including the HERC Fleet Net Corporate Debt: ABL/Term Loan $ 1,479 Bonds 3,355 Less: Cash(2) (466) Total $ 4,368 As of 6/30/07 (1) Restricted Cash Associated with Fleet Debt (2) Cash and Equivalents, plus Corporate Restricted Cash

Non-GAAP Reconciliations

($ in Millions)

Corporate EBITDA

	LTM June 30,		Six Months Ended June 30,			Year Ended December 31,	
	2006 PF	2007	2005 PF	2006	2007	Combined 2005 PF	2006
Car Rental							
Income before income taxes and minority interest	$ 289.8	$ 423.9	$ 80.1	$ 78.3	$ 128.7	$ 291.6	$ 373.5
Depreciation and amortization	1,624.1	1,757.5	735.6	807.8	905.4	1,551.9	1,659.9
Interest, net of interest income	424.7	408.5	205.1	208.8	193.2	421.0	424.1
EBITDA	2,338.6	2,589.9	1,020.8	1,094.9	1,227.3	2,264.5	2,457.5
Adjustments:							
Car rental fleet interest	(403.3)	(391.9)	(199.9)	(196.3)	(188.2)	(406.9)	(400.0)
Car rental fleet depreciation	(1,448.1)	(1,585.8)	(650.0)	(716.6)	(822.8)	(1,381.5)	(1,479.6)
Non-cash expenses and charges	88.6	56.9	46.5	40.2	24.1	94.9	73.0
Extraordinary, unusual or non-recurring gains and losses	4.0	20.5	-	-	20.5	4.0	-
Corporate EBITDA	$ 579.8	$ 689.6	$ 217.4	$ 222.2	$ 260.9	$ 575.0	$ 650.9
Equipment Rental							
Income before income taxes and minority interest	$ 239.2	$ 293.5	$ 39.9	$ 105.8	$ 129.8	$ 173.3	$ 269.5
Depreciation and amortization	327.3	364.7	156.8	162.7	177.1	321.4	350.3
Interest, net of interest income	114.3	146.3	40.7	63.3	69.6	91.7	140.0
EBITDA	680.8	804.5	237.4	331.8	376.5	586.4	759.8
Adjustments:							
Non-cash expenses and charges	1.9	0.5	(0.1)	0.8	1.7	1.0	(0.4)
Extraordinary, unusual or non-recurring gains and losses	-	(1.8)	-	-	(1.8)	-	-
Corporate EBITDA	$ 682.7	$ 803.2	$ 237.3	$ 332.6	$ 376.4	$ 587.4	$ 759.4
Corporate and Other							
Loss before income taxes and minority interest	$ (356.8)	$ (460.4)	$ (168.5)	$ (190.1)	$ (208.1)	$ (335.2)	$ (442.4)
Depreciation and amortization	6.1	5.8	2.7	3.3	3.2	5.5	5.9
Interest, net of interest income	302.1	344.1	159.6	150.8	158.3	310.9	336.6
Minority interest	(14.9)	(18.3)	(5.0)	(7.3)	(8.9)	(12.6)	(16.7)
EBITDA	(63.5)	(128.8)	(11.2)	(43.3)	(55.5)	(31.4)	(116.6)
Adjustments:							
Non-cash expenses and charges	18.6	44.9	15.6	23.9	10.8	10.3	58.0
Non-cash expenses and charges adjustment to arrive at LTM*	13.2	(3.5)	-	-	-	-	-
Extraordinary, unusual or non-recurring gains and losses	(5.4)	45.4	-	(5.4)	16.2	-	23.8
Sponsors' fees	1.7	1.5	-	1.7	-	-	3.2
Corporate EBITDA	$ (35.4)	$ (40.5)	$ 4.4	$ (23.1)	$ (28.5)	$ (21.1)	$ (31.6)
Consolidated							
Income (loss) before income taxes and minority interest	$ 172.2	$ 257.0	$ (48.5)	$ (6.0)	$ 50.4	$ 129.7	$ 200.6
Depreciation and amortization	1,957.5	2,128.0	895.1	973.8	1,085.7	1,878.8	2,016.1
Interest, net of interest income	841.1	898.9	405.4	422.9	421.1	823.6	900.7
Minority interest	(14.9)	(18.3)	(5.0)	(7.3)	(8.9)	(12.6)	(16.7)
EBITDA	2,955.9	3,265.6	1,247.0	1,383.4	1,548.3	2,819.5	3,100.7
Adjustments:							
Car rental fleet interest	(403.3)	(391.9)	(199.9)	(196.3)	(188.2)	(406.9)	(400.0)
Car rental fleet depreciation	(1,448.1)	(1,585.8)	(650.0)	(716.6)	(822.8)	(1,381.5)	(1,479.6)
Non-cash expenses and charges	109.1	102.3	62.0	64.9	36.6	106.2	130.6
Non-cash expenses and charges adjustment to arrive at LTM*	13.2	(3.5)	-	-	-	-	-
Extraordinary, unusual or non-recurring gains and losses	(1.4)	64.1	-	(5.4)	34.9	4.0	23.8
Sponsors' fees	1.7	1.5	-	1.7	-	-	3.2
Corporate EBITDA	$ 1,227.1	$ 1,452.3	$ 459.1	$ 531.7	$ 608.8	$ 1,141.3	$ 1,378.7

* Adjustment to arrive at LTM June 30, 2007 and 2006 PF total non-cash expenses and charges.

Hertz

33

Non-GAAP Reconciliations

($ in millions)

Corporate EBITDA

	LTM March 31, 2007	Three Months Ended March 31, 2006	Three Months Ended March 31, 2007	Year Ended December 31, 2006
Car Rental				
Income before income taxes and minority interest	$ 367.8	$ (11.1)	$ (16.8)	$ 373.5
Depreciation and amortization	1,705.8	391.5	437.4	1,659.9
Interest, net of interest income	425.5	104.0	105.4	424.1
EBITDA	2,499.1	484.4	526.0	2,457.5
Adjustments:				
Car rental fleet interest	(404.8)	(98.0)	(102.8)	(400.0)
Car rental fleet depreciation	(1,529.9)	(345.6)	(395.9)	(1,479.6)
Non-cash expenses and charges	76.3	23.7	27.0	73.0
Extraordinary, unusual or non-recurring gains and losses	19.7	-	19.7	-
Corporate EBITDA	$ 660.4	$ 64.5	$ 74.0	$ 650.9
Equipment Rental				
Income before income taxes and minority interest	$ 281.0	$ 34.5	$ 46.0	$ 269.5
Depreciation and amortization	360.8	79.4	89.9	350.3
Interest, net of interest income	143.6	31.4	35.0	140.0
EBITDA	785.4	145.3	170.9	759.8
Adjustments:				
Non-cash expenses and charges	(0.4)	1.2	1.2	(0.4)
Extraordinary, unusual or non-recurring gains and losses	1.8	-	1.8	-
Corporate EBITDA	$ 786.8	$ 146.5	$ 173.9	$ 759.4
Corporate and Other				
Loss before income taxes and minority interest	$ (475.5)	$ (86.7)	$ (119.8)	$ (442.4)
Depreciation and amortization	6.1	1.4	1.6	5.9
Interest, net of interest income	350.9	74.9	89.2	336.6
Minority interest	(17.6)	(3.2)	(4.1)	(16.7)
EBITDA	(136.1)	(13.6)	(33.1)	(116.6)
Adjustments:				
Non-cash expenses and charges	$ 61.0	$ 6.5	$ 9.5	$ 58.0
Non-cash expenses and charges adjustment to arrive at LTM*	6.8	-	-	-
Extraordinary, unusual or non-recurring gains and losses	43.5	(6.0)	13.7	23.8
Sponsors' fees	2.4	0.8	-	3.2
Corporate EBITDA	$ (22.4)	$ (12.3)	$ (9.9)	$ (31.6)
Consolidated				
Income (loss) before income taxes and minority interest	$ 173.3	$ (63.3)	$ (90.6)	$ 200.6
Depreciation and amortization	2,072.7	472.3	528.9	2,016.1
Interest, net of interest income	920.0	210.3	229.6	900.7
Minority interest	(17.6)	(3.2)	(4.1)	(16.7)
EBITDA	3,148.4	616.1	663.8	3,100.7
Adjustments:				
Car rental fleet interest	(404.8)	(98.0)	(102.8)	(400.0)
Car rental fleet depreciation	(1,529.9)	(345.6)	(395.9)	(1,479.6)
Non-cash expenses and charges	136.9	31.4	37.7	130.6
Non-cash expenses and charges adjustment to arrive at LTM*	6.8	-	-	-
Extraordinary, unusual or non-recurring gains and losses	65.0	(6.0)	35.2	23.8
Sponsors' fees	2.4	0.8	-	3.2
Corporate EBITDA	$ 1,424.8	$ 198.7	$ 238.0	$ 1,378.7

* Adjustment to arrive at LTM March 31, 2007 total non-cash expenses and charges.

Hertz

34

Non-GAAP Reconciliations

($ in Millions)

Corporate EBITDA and Adjusted Pre-tax

	LTM September 30,	Year Ended December 31,		Three Months Ended December 31,	
	2006 PF	Combined 2005 PF	2006	Combined 2005 PF	2006
Corporate EBITDA - Consolidated					
Income before income taxes and minority interest	$ 164.9	$ 129.7	$ 200.6	$ 7.0	$ 42.7
Depreciation and amortization	1,987.1	1,878.8	2,016.1	481.4	510.4
Interest, net of interest income	879.2	823.6	900.7	206.6	228.1
Minority Interest	(15.5)	(12.6)	(16.7)	(3.2)	(4.4)
EBITDA	3,015.7	2,819.5	3,100.7	691.8	776.8
Adjustments:					
Car rental fleet interest	(404.5)	(406.9)	(400.0)	(100.4)	(95.9)
Car rental fleet depreciation	(1,464.6)	(1,381.5)	(1,479.6)	(354.5)	(369.5)
Non-cash expenses and charges	139.2	106.2	130.6	37.6	29.0
Non-cash expenses and charges adjustment to arrive at LTM*	(2.3)	-	-	-	-
Extraordinary, unusual or non-recurring gains and losses	(1.2)	4.0	23.8	-	25.0
Sponsors' fees	2.5	-	3.2	-	0.7
Corporate EBITDA	$ 1,284.8	$ 1,141.3	$ 1,378.7	$ 274.5	$ 366.1
Adjusted Pre-Tax Income - Consolidated					
Income before income taxes and minority interest	$ 164.9	$ 129.7	$ 200.6	$ 7.0	$ 42.7
Adjustments:					
Purchase accounting	87.6	91.0	90.4	23.2	26.0
Non-cash debt charges	104.1	109.0	99.5	27.3	22.7
Mark-to-market Euro-denominated debt	16.4	(2.8)	19.2	(2.8)	-
Interest on HGH debt	23.8	-	39.9	-	16.1
CEO transition costs	5.4	-	9.8	-	4.4
(Gain) loss on sale of swap derivative	(6.6)	-	(1.0)	-	5.6
Stock-based compensation charges	13.3	-	13.3	-	-
Sponsor termination fee	-	-	15.0	-	15.0
European headquarters relocation costs	-	4.0	-	-	-
Adjusted pre-tax income	408.9	330.9	486.7	54.7	132.5
Assumed provision for income taxes of 35%	(143.0)	(115.8)	(170.3)	(19.1)	(46.4)
Minority interest	(15.5)	(12.6)	(16.7)	(3.2)	(4.4)
Adjusted net income	$ 250.4	$ 202.5	$ 299.7	$ 32.4	$ 81.7

* Adjustment to arrive at LTM September 30, 2006 total non-cash expenses and charges.

35

36 Non-GAAP Reconciliations ($ in Millions) EBITDA Less RAC Interest Expense and RAC Fleet Depreciation Expense 2003 2004 Car Rental Income before income taxes and minority interest $278.7 $437.7 Depreciation and amortization 1,369.7 1,365.3 Interest, net of interest income 271.8 305.0 EBITDA 1,920.2 2,108.0 Adjustments: Car rental interest expenses, net of interest income (271.8) (305.0) Car rental fleet depreciation (1,258.3) (1,228.6) EBITDA less RAC interest expenses and fleet depreciation expense $390.1 $574.4 Equipment Rental Income (loss) before income taxes and minority interest $(21.8) $87.8 Depreciation 301.3 271.4 Amortization 0.6 - Interest, net of interest income 75.8 72.0 EBITDA $355.9 $431.2 Corporate and Other Loss before income taxes and minority interest $(19.4) $(22.9) Depreciation and amortization 4.5 4.8 Interest, net of interest income 7.4 7.4 Minority interest - (3.2) EBITDA (7.5) $(13.9) Consolidated Income before income taxes and minority interest $237.5 $502.6 Depreciation and amortization 1,676.1 1,641.5 Interest, net of interest income 355.0 384.4 Minority interest - (3.2) EBITDA 2,268.6 2,525.3 Adjustments Car rental interest expense, net of interest income (271.8) (305.0) Car rental fleet depreciation (1,258.3) (1,228.6) EBITDA less RAC interest expense and fleet depreciation expense $738.5 $991.7

37 Non-GAAP Reconciliations ($ in Millions) Adjusted Pre-Tax Income LTM June 30, Six Months Ended June 30, Year Ended December 31, Car Rental 2006 PF 2007 2005 PF 2006 2007 Combined 2005 PF 2006 Income before income taxes and minority interest $289.8 $423.9 $80.1 $78.3 $128.7 $291.6 $373.5 Adjustments: Purchase accounting 22.9 28.4 11.6 11.4 16.0 23.1 23.8 Non-cash debt charges 82.3 59.1 41.6 40.7 24.8 83.2 75.0 Restructuring charges - 34.4 - - 34.4 - - Vacation accrual adjustment - (13.9) - - (13.9) - - European headquarters relocation costs 4.0 - - - - 4.0 - Adjusted pre-tax income 399.0 531.9 133.3 130.4 190.0 401.9 472.3 Assumed provision for income taxes of 35% (139.6) (186.2) (46.7) (45.6) (66.5) (140.7) (165.3) Adjusted net income $259.4 $345.7 $86.6 $84.8 $123.5 $261.2 $307.0 Equipment Rental Income before income taxes and minority interest $239.2 $293.5 $39.9 $105.8 $129.8 $173.3 $269.5 Adjustments: Purchase accounting 63.1 63.9 32.5 29.6 28.8 66.0 64.7 Non-cash debt charges 6.2 11.0 0.4 5.8 5.5 0.8 11.3 Restructuring charges - 3.0 - - 3.0 - - Vacation accrual adjustment - (4.8) - - (4.8) - - Adjusted pre-tax income 308.5 366.6 72.8 141.2 162.3 240.1 345.5 Assumed provision for income taxes of 35% (108.1) (128.2) (25.4) (49.5) (56.8) (84.0) (120.9) Adjusted net income $200.4 $238.4 $47.4 $91.7 $105.5 $156.1 $224.6 Corporate and Other Loss before income taxes and minority interest $(356.8) $(460.4) $(168.5) $(190.1) $(208.1) $(335.2) $(442.4) Adjustments: Purchase accounting 1.9 1.7 1.1 1.1 0.9 1.9 1.9 Non-cash debt charges 18.8 29.2 12.4 6.2 22.2 25.0 13.2 Mark-to-market Euro-denominated debt 18.7 (2.3) - 21.5 - (2.8) 19.2 Interest on HGH debt 0.2 39.7 - 0.2 - - 39.9 Restructuring charges - 11.9 - - 11.9 - - Vacation accrual adjustment - (0.9) - - (0.9) - - CEO transition costs 1.2 11.8 - 1.2 3.2 - 9.8 (Gain) loss on sale of swap derivative (6.6) 5.6 - (6.6) - - (1.0) Unrealized gain on derivative - (10.2) - - (10.2) - - Secondary offering costs - 2.0 - - 2.0 - - Stock-based compensation charges - 13.3 - - - - 13.3 Sponsor termination fee - 15.0 - - - - 15.0 Adjusted pre-tax loss (322.6) (343.6) (155.0) (166.5) (179.0) (311.1) (331.1) Assumed benefit for income taxes of 35% 112.9 120.2 54.3 58.3 62.6 108.9 115.9 Minority interest (14.9) (18.3) (5.0) (7.3) (8.9) (12.6) (16.7) Adjusted net loss $(224.6) $(241.7) $(105.5) $(115.5) $(125.3) $(214.8) $(231.9) Consolidated Income (loss) before income taxes and minority interest $172.2 $257.0 $(48.5) $(6.0) $50.4 $129.7 $200.6 Adjustments: Purchase accounting 87.9 94.0 45.2 42.1 45.7 91.0 90.4 Non-cash debt charges 107.3 99.3 54.4 52.7 52.5 109.0 99.5 Mark-to-market Euro-denominated debt 18.7 (2.3) - 21.5 - (2.8) 19.2 Interest on HGH debt 0.2 39.7 - 0.2 - - 39.9 Restructuring charges - 49.3 - - 49.3 - - Vacation accrual adjustment - (19.6) - - (19.6) - - CEO transition costs 1.2 11.8 - 1.2 3.2 - 9.8 (Gain) loss on sale of swap derivative (6.6) 5.6 - (6.6) - - (1.0) Unrealized gain on derivative - (10.2) - - (10.2) - - Secondary offering costs - 2.0 - - 2.0 - - Stock-based compensation charges - 13.3 - - - - 13.3 Sponsor termination fee - 15.0 - - - - 15.0 European headquarters relocation costs 4.0 - - - - 4.0 - Adjusted pre-tax income 384.9 554.9 51.1 105.1 173.3 330.9 486.7 Assumed provision for income taxes of 35% (134.8) (194.2) (17.8) (36.8) (60.7) (115.8) (170.3) Minority interest (14.9) (18.3) (5.0) (7.3) (8.9) (12.6) (16.7) Adjusted net income $235.2 $342.4 $28.3 $61.0 $103.7 $202.5 $299.7

Non-GAAP Reconciliations

($ in Millions)

Net Corporate Debt and Net Fleet Debt

	As of June 30, 2007	As of December 31, 2006	As of September 30, 2006	As of June 30, 2006
Corporate Debt				
Debt, less:	$ 12,452.5	$ 12,276.2	$ 12,959.3*	$ 12,945.2*
U.S. Fleet Debt and Pre-Acquisition Notes	5,198.2	4,845.2	4,969.1	5,081.8
International Fleet Debt	1,937.4	1,987.8	2,438.6	1,987.4
Fleet Financing Facility	178.1	165.9	121.8	-
Other International Facilities	81.6	-	-	-
Canadian Fleet Financing Facility	223.4	-	-	-
Fleet Debt	$ 7,618.7	$ 6,998.9	$ 7,529.5	$ 7,069.2
Corporate Debt	$ 4,833.8	$ 5,277.3	$ 5,429.8	$ 5,876.0
Corporate Restricted Cash				
Restricted Cash, less:	$ 212.2	$ 552.5	$ 640.6	$ 220.6
Restricted Cash Associated with Fleet Debt	(148.3)	(487.0)	(577.1)	(136.6)
Corporate Restricted Cash	$ 63.9	$ 65.5	$ 63.5	$ 84.0
Net Corporate Debt				
Corporate Debt, less:	$ 4,833.8	$ 5,277.3	$ 5,429.8	$ 5,876.0
Cash and Equivalents	(401.6)	(674.5)	(440.7)	(512.4)
Corporate Restricted Cash	(63.9)	(65.5)	(63.5)	(84.0)
Net Corporate Debt	$ 4,368.3	$ 4,537.3	$ 4,925.6	$ 5,279.6
Net Fleet Debt				
Fleet Debt, less:	$ 7,618.7	$ $6,998.9	$ 7,529.5	$ 7,069.2
Restricted Cash Associated with Fleet Debt	(148.3)	(487.0)	(577.1)	(136.6)
Net Fleet Debt	$ 7,470.4	$ 6,511.9	$ 6,952.4	$ 6,932.6

* Total debt as of September 30, 2006 and June 30, 2006 excludes Hertz Holdings Loan Facility of $996 million, net of a $4 million discount and $995 million, net of a $5 million discount, respectively.

38

39 Importance of Non-GAAP Measures EBITDA and Corporate EBITDA provide investors with supplemental measures of operating performance and liquidity. Corporate EBITDA provides supplemental information utilized in the calculation of the financial covenants under Hertz’s senior credit facilities. Management uses EBITDA and Corporate EBITDA as performance and cash flow metrics for internal monitoring and planning purposes, including the preparation of Hertz’s annual operating budget and monthly operating reviews, as well as to facilitate analysis of investment decisions. These measures are important to allow Hertz to evaluate profitability and make performance trend comparisons between Hertz and its competitors. Management also believes that EBITDA and Corporate EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in our industries. EBITDA is also used by management and investors to evaluate our operating performance exclusive of financing costs and depreciation policies. EBITDA and Corporate EBITDA are not recognized measurements under GAAP. When evaluating Hertz’s operating performance or liquidity, investors should not consider EBITDA and Corporate EBITDA in isolation of, or as a substitute for, measures of Hertz’s financial performance and liquidity as determined in accordance with GAAP, such as net income, operating income or net cash provided by operating activities. Net Corporate Debt and Net Fleet Debt are important statistics to management and rating agencies as they help measure the Company’s leverage. Net Corporate Debt also assists in the evaluation of the Company’s ability to service its non-fleet-related debt without reference to the expense associated with the fleet debt, which is fully collateralized by assets not available to lenders under the non-fleet debt facilities.

40 Importance of Non-GAAP Measures Adjusted Pre-Tax Income is the Company’s measure of segment profitability and is important to management and investors because it represents a preferred measure of our operational performance exclusive of the effects purchase accounting, non-cash debt charges, one-time charges and items that are not operational in nature or comparable to those of our competitors. Adjusted Net Income is important to management and investors because it represents a preferred measure of our operational performance exclusive of the effects of purchase accounting, non-cash debt charges, one-time charges and items that are not operational in nature or comparable to those of our competitors. Adjusted Diluted Earnings Per Share is important to management and investors because it represents a measure of our operational performance exclusive of the effects of purchase accounting adjustments, one-time charges and items that are not operational in nature or comparable to those of our competitors. Utilizing the post-IPO pro forma number of shares outstanding is important to management and investors because it represents a measure of our earnings per share as if the effects of the initial public offering were applicable to all periods. Levered After-Tax Cash Flow Before Fleet Growth is important to management and investors as it represents the funds available to grow our fleet or reduce our debt. Levered After-Tax Cash Flow After Fleet Growth is important to management and investors as it represents the funds available for the reduction of corporate debt.